Exhibit 99.1

Visteon
Visteon Corporation
Baird 2015 Industrial Conference
November 2015

Summary Snapshot Visteon
Visteon has transitioned from a multi-product, Ford spinoff to a focused electronics supplier with a diverse customer base
Today, Visteon has a solid financial profile with strong momentum and significant opportunity for further improvement
2015 is a transition year for Visteon with completion of divestment of non-core businesses and integration of JCI’s electronics business
While 2016 growth is modest due to slowdown in China volumes and unfavorable currency (as well as better than expected 2015), we expect 2016 Adjusted EBITDA to be ~9.5% of sales
(Dollars in Billions)
2014 2015E 2016E 2018E 2020E
Sales $2.4 ~$3.1 ~$3.2 ~$3.6 ~$4.3
Visteon Has Transformed from a “Sum of the Parts” Story to a “Profitable Growth” Story
Page 2 Please see appendix for important disclosures regarding “Forward Looking Information” and “Use of Non-GAAP Financial Information”

Review of 2012 Plan: Structural Building Blocks

2012 Strategic Plan (September 19, 2012)

Visteon

70% HCC ← 100% Visteon Climate

- Contribute Visteon Climate to HCC for cash
  - Establishes "New Halla-Visteon Climate Group" (HVCG) as single consolidated Climate entity with leadership of all global Climate operations
  - Consolidation of these two operations into one has been a major customer demand
  - Headquartered in Korea with global customer presence and Korean leadership supported by international management team
  - Visteon is equity holder (70%) in HVCG
- Transfer limited SG&A and operating resources to make business globally self-capable
- Target transaction completion during Q1 2013

100% Visteon Interiors

- Remains non-core
- Continue to pursue options
- Interiors will be exited at a time when value objectives are met

100% Visteon Electronics — 40% YFV Electronics

Electronics

- #5 global market position
- Significant integration and technology synergies with YFVE
- Focused on optimizing global scale and ownership

50% Yanfeng Visteon — 60% YFV Electronics

Yanfeng Visteon

- YFV and affiliated Yanfeng Visteon Electronics represent a dynamic marriage of global presence with Asian-centric power, low-cost operations and technological prowess
- Core YFV business is Interiors, which Visteon is exiting
- Need to monetize at right value at right time

Corporate Rightsizing — Ongoing

- Minimal footprint
- Staff businesses with lean and only "necessary" support

Completed | Certain legacy facilities remain

Observations

- Completed nearly all objectives and added several enhancements
- Electronics opportunity exceeded our expectations

Shareholder Value Increased Over 150% as We Executed This Focused Plan

Page 3

Electronics Business Has Developed Well Visteon
(Dollars in Millions)
Visteon Adjusted EBITDA
(Electronics and Corporate Only)
$71
$40
$58
$106
$275
Synergies
SG&A Reductions
Manufacturing Efficiencies
Growth
2013 Electronics and Corp w/o YFVE and JCI
YFVE EBITDA at Acquisition
JCI Audited 2013 EBITDA
Improvements
2015 Updated Guidance
(Midpoint)
Key Value Enhancers
Returned $1.3 billion of capital to date with another $2-2.25 billion pending
Represents ~140% of market cap at announcement of original plan in Sept. 2012
Successful integration of JCI Electronics has resulted in ~$70 million of synergies, two years earlier than previously forecasted
Simplified and enhanced core business
Updated 2015 Adjusted EBITDA Guidance of $275 Million –
$20 Million Higher than Midpoint of Prior Guidance
Page 4 Please see appendix for important disclosures regarding “Use of Non-GAAP Financial Information”

Company Now Singularly Focused on Cockpit Electronics Visteon
Visteon
Audio
Information Displays
Instrument Clusters
+
Johnson Controls Electronics
Cockpit Domain Controllers
Head-Up Displays
Infotainment
Telematics
=
Broadest Portfolio in the Industry
Instrument Clusters
Head-Up Displays
Telematics
Cockpit Domain Controllers
Audio
Infotainment
Information
Displays
Page 5 Please see appendix for important disclosures regarding “Forward Looking Information”

Visteon
Our Vision:
A top-three cockpit electronics player delivering a rich, connected cockpit experience for every car from luxury to entry
Our Mission:
To be the foremost leader in driver information and connected infotainment solutions that enables a rich driving experience in a safe and convenient manner. We will achieve this through relentless pursuit of excellence in electronics and software technology as well as global execution.
Page 6 Please see appendix for important disclosures regarding “Forward Looking Information”

Automotive Electronics Satisfaction Drivers Visteon
Impact on Satisfaction from In-Vehicle Technology Aligns with Key Visteon Products
Comfort and Convenience
Climate Controls
Customization / Personalization
Touch Screen Display
Navigation
Factory Installed Navigation
Smartphone Navigation Vehicle Interface
Infotainment
Android Auto / Apple CarPlay
Radio
Rear Seat Entertainment
Driver Information
Head-Up Displays
Instrument Clusters
ADAS* 9%
Entertainment and Connectivity (Infotainment) 29%
Driver Information 21%
Navigation 15%
Comfort and Convenience 26%
Five Key Cockpit Electronics Segments Drive Consumers’ Satisfaction with Vehicles – Visteon is Well Positioned to Deliver Value to Consumers as a Leader in 4 of the 5
Page 7 Source: JD Power. * Advanced Driver Assistance Systems

Cockpit Electronics Market by Product Segment Visteon
(Dollars in Billions)
2015 and 2020 Revenue
2015 2020
$7.0
$9.5
$2.5
$3.8
$6.6
$8.4
$11.5
$16.0
$3.5
$6.1
$0.4
$1.2
Instrument Clusters
Displays
Audio
Infotainment
Connectivity / Telematics
HUD
2015 Visteon
Market Share >15% >25% <10% <5% <5% <10%
Total Market Grows from $36.4B to $52B at 7.3% CAGR –Strong Visteon Market Share in Instrument Clusters and Displays
Page 8 Source: IHS, Strategy Analytics, Visteon, Baird. Please see appendix for important disclosures regarding “Forward Looking Information”

Cockpit Electronics Competitive Landscape Visteon
Instrument Clusters
Visteon
Cockpit Domain Controllers
Visteon
Head-Up Displays
Visteon
Audio
Visteon
Information Displays
Visteon
Infotainment
Visteon
Telematics
Visteon
Offerings Across
All Products
Visteon: One of Two Suppliers with Offerings Across All Products and the Only Pure Play
Page 9 * Do not offer cockpit domain controllers today but have potential to enter the market in the future. Please see appendix for important disclosures regarding “Forward Looking Information”

Introduction of Plan Part II: Cockpit Electronics Visteon
Long-Term Growth Opportunity
Product Focus & Growth
Customer & Geographic Extension
Strengthen the Core
Continue to lead market in next generation cluster, head-up display (“HUD”), connected audio, and display development
Enhance infotainment IP around key areas such as media, connectivity, over-the-air software upgrades, advanced cyber security, and artificial intelligence capability
Enhance and develop leading telematics control unit (“TCU”) and connectivity solutions
Expand product offerings across geographies and customers
Increase scale beyond clusters and audio in China
Enhance operating leverage by growing size at several large and currently underserved customers
Move Selectively to Adjacent Products
Deliver on SmartCore program and expand concept to other parts of cockpit and to other customers
Drive innovation on next generation safety applications, including V2X/V2V
Drive Higher Margins
Drive margins to competitor group of 12%+ EBITDA
Short-Term Value Accretion
Margin & Cash Flow Improvement
Deliver Cost Efficiencies
Achieve 10%+ EBITDA margin (vs. 6.6% in pro forma 2014)
— SG&A is major focus and ~200bps opp. vs. 2014 PF
— Engineering spent should be more efficient – 150- 200bps opp. vs. 2014 PF
Drive Free Cash Flow
Drive Adjusted Free Cash Flow improvements
— Capex of ~2.5% of sales
— Continue to drive down cash taxes through operational and structural improvements
— Benefit from EBITDA margin enhancements
— Focus in minimizing trade working capital and cash taxes as sales grow
Capital Structure Transition
Optimize Capital Structure
Complete remaining $2.0-2.25 billion capital return
As cash flow improves, stabilize leverage by continuing return of capital to shareholders
Complete disposal of legacy businesses
Initially, focus M&A on smaller transactions aimed at key technologies
Comprehensive Plan to Maximize Value for Customers and Shareholders
Page 10 Please see appendix for important disclosures regarding “Forward Looking Information” and “Use of Non-GAAP Financial Information”

Strategic Imperatives

Strengthen the Core



- ✓Audio
- ✓Head-Up Displays
- ✓Information Displays
- ✓Infotainment
- ✓Instrument Clusters
- ✓Telematics

Move Selectively to Adjacent Products



- ✓Cockpit Domain Controllers (SmartCore)
- ✓Next Generation Safety Applications (e.g. V2X / V2V)
- ✓Vehicle Cyber Security

Deliver Cost Efficiencies



- ✓Drive to 12% EBITDA Margin
- ✓Achieve SG&A and Engineering Efficiencies
- ✓Improve Free Cash Flow
- ✓Optimize Capital Structure

Focused on Three Strategic Imperatives –
Strengthen the Core, Move Selectively to Adjacent Products, Deliver Cost Efficiencies

Page 11

Please see appendix for important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information"

Core Business is Strong But Has Opportunities Visteon
Visteon Backlog with Top Customers
Audio
Head-up Displays
Information Displays
Infotainment
Instrument Clusters
Telematics
SmartCore Opportunity
Immediate Opportunity to Introduce SmartCore with Some of Our Largest Customers
Page 12 Note: Customers ordered by sales contribution to Visteon from top to bottom. Please see appendix for important disclosures regarding “Forward Looking Information”

Next Generation Infotainment

Key Features

1. HTML5 with Javascript API
2. Advanced smartphone integration
3. New “personal assistant” capability
4. Over-the-air software upgradable
5. Advanced cyber-security

androidauto Apple CarPlay Baidu CarLife

Architecture



HTML5 HMI
HTML5 Apps
Javascript API + Widgets + Tools
Power Moding
Vehicle Network Interface
HD/DAB Radio
AM/FM Radio
TV
CD / DVD
HD Traffic
VICS / DSRC
Driver Monitoring ADAS
Miracast
Android Auto
CarPlay
CarLife
Multimedia Framework
Internet Radio
Network Management
Nuance VR & TTS
Location Services
Navigation
Inference Engine + Analytics
Browser Engine
System Update
Security
Camera Manager
Audio Manager
Bluetooth WiFi
USB Manager
Services
Linux Kernel + BSP
Processor Board
(Qualcomm/Intel/nVidia SoC + Memory)
Base Board
(Tuner, Amplifier, Vehicle Interface Processor, CAN Gateway)
Visteon
3rd Party
Open Source

Next-Gen System Based on Open Standards Technology;
Selective Technology Acquisitions to Boost Solution Offering

Page 13

Please see appendix for important disclosures regarding "Forward Looking Information"

China Market Opportunities Visteon
Big 4 Visteon
SAIC 5.4M JV OEMs
FAW 2.7 JV OEMs
DONGFENG 3.3M JV OEMs
CHANGAN 2.4M JV OEMs
Tier 2
BAIC Group 1.7M JV OEMs
BRILLIANCE 0.6M JV OEMs
GAC MOTOR 1.2M JV OEMs
CHERY 0.5M JV OEMs
Other C-OEMs 2.6M
Visteon China Sales by Product
(2016E Domestic Sales) (1)
Other 26% Display 2% Connectivity & Telematics 3% Audio 3% Infotainment 12% Instrument Cluster 54%
Visteon Well Positioned with “Big 4” for Sedan Market - Growth Potential with C-OEMs for the China Sedan and SUV Segments - Additional Growth Opportunity from Bringing Full Product Portfolio to the China Market
Source: IHS Production, September 2015. China Vehicle Production forecast is ~3M units lower than China Light Vehicle forecast. LV includes incremental commercial segments.
(1) Represents Visteon sales to domestic China OEMs. Other primarily includes Other Climate Controls and Body & Security.

Technology Trends Driving Opportunity in Adjacent Products Visteon
1) Increased Focus on User Experience Curved Displays, Gesture Support
2) High Interest in Cyber Security HACKED AIRBAGS HACKED CONTROLS/STEERING HACKED ENTERTAINMENT SYSTEM HACKED BRAKES Vehicle Network Architecture
3) Trend in Silicon Technology 10000000 1000000 100000 10000 1000 100 10 1 0.1
1970 1975 1980 1985 1990 1995 2000 2005 2010
Transistors (000) Clock Speed (MHz)
Moore’s Law Breakdown
Start of Multicore Era
4) ADAS to Autonomous Driving Roadmap for Autonomous Car Technology
ADAS Forward Collision Warning Lane Departure Warning Surround View Park Assist 2010-2015
Autonomous Driving V2X Driver Monitor Night Vision Platooning High Definition Maps Precision Positioning 2015-2020
Technology Readiness Roadmap
Page 15 Please see appendix for important disclosures regarding “Forward Looking Information”

Displays and Cyber Security

Displays



3-D Lenses


LCD
OLED

OLED Displays



Normal LCD   Optical Bonding LCD

Optical Bonding

- ✓ Visteon is the global leader in displays
  - 26% global market share
  - Established leader in differentiating display technologies, including 3-D, OLED and Optical Bonding
- ✓ Industry trend moving toward curved displays, Gesture and haptic feedback
- ✓ Sleek design, craftsmanship and touch capability will be keys to consumer appeal

Cyber Security


Vehicle Security Architecture
Advanced Vehicle Security System

Vehicle Cyber Security


SHE
Component Protection
Odometer Encryption
Immobilizer
ECU Memory Protection
Secure Boot
DAIMLER
Secure OS Separation
Product Manufacturing Provisioning
Key Management
Software Integrity and Authenticity
Encryption / Secure In Vehicle Communication
Secure Hardware Extension (SHE)
CAN Security
Access management
IVI apps authentication
Secure programming
Physical removal detection
FOTA Authentication
Silicon Debug
Component Protection
Odometer Encryption
Immobilizer
ECU Memory Protection
Secure Boot
2015
2016
2017
2018

Security Roadmap

Page 16

Please see appendix for important disclosures regarding "Forward Looking Information"

Cockpit Domain Controller - SmartCoreTM Visteon
Visteon SmartCoreTM Technology
Four Separate Systems
1 Head-Up Display (HUD) 2 Telematics Control Unit (TCU) 3 Infotainment 4 Instrument Cluster
One Integrated System (SmartCoreTM)
Industry-first automotive grade cockpit domain controller solution
In-house development of hypervisor technology
Visteon in unique position to integrate multiple domains
Opportunity to save $175* in total cost of ownership per vehicle for mid-range cockpit ECUs
SmartCore Improves Every Aspect of the Cockpit Experience, Including Graphic Display Resolution and Security, and Provides a Compelling Value Proposition to the OEM
Page 17 * Source: RolandBerger Consolidation in Vehicle Electronic Architectures, July 2015. Please see appendix for important disclosures regarding “Forward Looking Information”

Vehicle-to-Vehicle / Infrastructure (“V2X”) Technology Visteon
V2X Technology Overview
V2X includes Vehicle-to-Vehicle (V2V) and Vehicle-to-Infrastructure (V2I) radio communication
Frequency chosen specifically to limit the range to approximately 300 - 500 meters
- Effectively limits the number of vehicles in range
- Only relevant vehicles communicate with each other
Potential Applications
Emergency Electronic Brake Light Warning
Curve Speed Warning
Obstructed Stopped Vehicle Ahead Warning
Forward Collision Warning
Intersection Movement Assist
Lane Change Warning
Blind Spot Warning
Traffic Jam Ahead Warning
Potential U.S. Market Opportunity
(Dollars in Billions)
$0 $0.3 $5.0 2015E 2020E 2024E
V2X can provide information beyond the range of current ADAS
Advanced HMI capability is important for V2X integration
V2X will be a critical component in future connected and automated vehicles
Visteon Leadership in V2X
USDOT CAMP Interoperability Project 2010
USDOT University of Virginia Pooled Fund Study 2012
UMTRI USDOT Safety Pilot Model Deployment 2013 2014
USDOT Aftermarket Safety Device
Car 2 Car Consortium member
ITS World Congress
CAR 2 CAR
COMMUNICATION CONSORTIUM
21ST WORLD CONGRESS DETROIT 2014 INTELLIGENT TRANSPORT SYSTEMS
Visteon is a Market Leader in V2X - Positioned to Capture Significant Growth in This Safety-Critical Emerging Technology
Page 18 Please see appendix for important disclosures regarding “Forward Looking Information”

Strategy Recap Visteon
Strengthen the Core
Move Selectively to Adjacent Products
Drive to 12% Adjusted EBITDA Margins
Sales Progression
(Dollars in Billions)
7% CAGR (2015-2020)
9% CAGR (2018-2020)
$3.1 $3.2 $3.6 $4.3
2015E 2016E 2018E 2020E
Drive to 12% EBITDA Margin
Page 19 Please see appendix for important disclosures regarding “Forward Looking Information” and “Use of Non-GAAP Financial Information”

Visteon
Short-Term Value Creation Opportunity
November 2015

Remaining Margin Opportunity Visteon
Visteon Adjusted EBITDA Margin (Electronics and Corporate Only)
Historical
6.3% 7.5% 9.0%
2nd Half 2014 2015 Initial Guidance 2018 Initial Guidance
Sales $1,504 $3,200 $3,700
EBITDA $95 $240 $335
2015 - 2017
8.9% ~ 10.0%
2015 Updated Guidance SG&A Opp Engineering Opp Short-term Target
$3,075 $275
Long-Term Target
~ 12.0%
Leverage Mfg and Other Fixed Costs
Long-term Target
Driving ~12% Adjusted EBITDA Margins
Page 21 Please see appendix for important disclosures regarding “Forward Looking Information” and “Use of Non-GAAP Financial Information”

Adjusted SG&A Progress and Opportunity Visteon
Visteon Adjusted SG&A as % of Sales
(Electronics and Corporate Only)
Peer supplier median = 6.4%
8.5% 7.1% 6.3% 5.9% 5.2%
Global top quartile = 5.2%
FY 2014 PF 2015E 2016E 2018E Long-term Target
Progress and Opportunity
In 2015, we have trimmed cost structure significantly and see opportunities for further reductions in 2016
As our legacy businesses are disposed and revenue increases, plan is to achieve top quartile performance of 5.2%
Driving 5.2% Adjusted SG&A as a Percent of Sales
Note: SG&A as % of sales excludes intangibles amortization. Please see appendix for important disclosures regarding “Forward Looking Information” and “Use of Non-GAAP Financial Information”

Cash Flow Opportunity Visteon
(Dollars in Millions)
Visteon Adjusted Free Cash Flow
(Electronics and Corporate Only)
Historical
Presented in Jan 2015 at Deutsche Bank Conference
$15 $20 $105 $150 $40M One-Time
FY 2014 2015 Initial Guidance (Midpoint) 2018 Initial Guidance (Midpoint) 2015 Current Guidance (Midpoint)
Current Plan
2015 Actual Q3 YTD 2015 FY Guidance Low High
Adjusted EBITDA $67 $211
Disc Ops EBITDA - -
Trade Working Capital 33 7
Cash Taxes (4) (22)
Interest Payments (4) (15)
Restructuring / Other (1) (25) (47)
Other Changes 17 28
Cash from Ops. $84 $162 $150 $180
Capital Expenditures (26) (63) (95) (95)
Free Cash Flow $58 $99 $55 $85
Restructuring / Other (1) 25 47 80 80
Adjusted FCF $83 $146 $135 $165 Full-Year 2015 Adjusted Free Cash Flow Guidance of $135 Million to $165 Million - Significant Increase vs. Prior Guidance and 2014
(1) Includes restructuring and transformation-related cash expenditures.
Please see appendix for important disclosures regarding “Forward Looking Information” and “Use of Non-GAAP Financial Information”

Capital Return Update Visteon
Existing $500 Million Accelerated Share Repurchase (ASR)
In progress and to be completed prior to year end
Cash funded during Q2 2015
Section 382 Analysis
Refinement of calculation, including investor interviews, indicates approximately $500 million - $700 million of additional capacity
Next Steps
We are committed to our original range of $2.5 - $2.75 billion of capital return
We will announce the split between cash distribution and share repurchases of the remaining $2.0 - $2.25 billion in the coming months
Expect to Return $2.5 Billion - $2.75 Billion of Cash to Shareholders by June 2016
Page 24 Please see appendix for important disclosures regarding “Forward Looking Information”

Capital Structure

- Even after a $2.5 billion capital return and spending another ~$275 million in 2015 and 2016 on legacy disposals and structure clean up, Visteon retains a substantial net cash position versus our peer group

Net Debt / EBITDA


(Dollars in Millions)
Net Debt / EBITDA
(Net Cash) / EBITDA
0.8x
1.0x
0.9x
0.6x
0.1x
-1.0x
Continental AG
Delphi
Harman
Lear
Valeo
Visteon (Adjusted)
Memo: Debt/EBITDA
1.3x
1.2x
1.4x
1.2x
1.3x
1.4x

Visteon Net Cash	9/30/15
Cash and ST Invest.	$2,920
Berlin Transaction [(1)]	(180)
HVCC IT Separation	(45)
HVCC India	(50)
Visteon Capital Return [(2)]	(2,000)
Adjusted Cash	**$645**
Debt	382
Adjusted Net Cash	**$263**
Visteon Leverage	
LTM Adjusted EBITDA [(3)]	$269
Debt / EBITDA	1.4x
(Net Cash) / EBITDA	(1.0x)

1) Transaction fully hedged.
2) Assumes low-end of range.
3) Excludes $9 million of Adjusted EBITDA related to the Other product group.

Visteon is in a Net Cash Position vs. a Net Debt Position for Key Competitors – Opportunity for Additional Share Buybacks and Selective Acquisitions Going Forward

Page 25

Note: Competitor leverage statistics as of 9/30/2015, except for Continental AG and Valeo which are based on 6/30/2015. (per Capital IQ).

Please see appendix for important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information"

M&A Focus Visteon
Primary Focus - Financially disciplined deals that fulfill critical technology gaps
Credibility - Purchased JCI Electronics at attractive multiple plus more than doubled EBITDA through successful synergy implementation less than 18 months after acquisition
Key Criteria
Enabling technologies to enhance infotainment and safety offerings
Opportunistic businesses with complementary product portfolios and attractive synergy profiles
Financial discipline - do not overpay or overbuy
Make vs. buy decisions
Focus is to Purchase Intelligently While
Enhancing the Balance Sheet Through Operational Improvements

Visteon
Closing Thoughts
November 2015

Closing Thoughts Visteon
2015 Accomplishments for Continuing Operations
- Significant year-over-year profit improvement despite unfavorable currency
- Achieved upper range of targeted synergies related to JCI acquisition
- Returned $500 million of capital to shareholders and committed to additional $2.0-$2.25 billion return
Opportunity to further improve margin and enhance capital structure should drive value in short term
Long-term opportunity to drive growth through product focus and customer and geographic expansion

Visteon
Appendix
November 2015

Forward-Looking Information Visteon
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to:
conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford’s vehicle production volumes, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest;
our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms;
our ability to execute on our cost-reduction initiatives in the amounts and on the timing contemplated;
our ability to satisfy pension and other post-employment benefit obligations;
our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis;
general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations;
increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and
those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014).
Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

Use of Non-GAAP Financial Information Visteon
Because not all companies use identical calculations, Adjusted SG&A, Adjusted EBITDA, Free Cash Flow and Adjusted Free Cash Flow used throughout this presentation may not be comparable to other similarly titled measures of other companies.
In order to provide the forward-looking non-GAAP financial measures for full-year 2015, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Automotive Instrument Cluster Market Visteon
Key Criteria
High
Full reconfigurable TFT
Rich 3D graphics
Hybrid gauges + 7”/8” TFT
2.5D or 3D graphics
Mid
Hybrid gauges + 4” TFT
2D or 2.5D graphics
Low
Hybrid cluster 2-6 gauges
Dot matrix or mono TFT
1-4 gauges Small, segmented LCD Global Market Revenue Total market: 2015 $7.0B / 2020 $9.5B / CAGR 6% 2015 2020 $1.8 $1.2 $4.4 $4.9 $0.8 $3.3 Low Mid High CAGR -7% CAGR 2% CAGR 32% Denso 17% Visteon 16% Nippon Seiki 10% Marelli 7% Yazaki 6% Delphi 5% Bosch 4% Other 6% Conti 26% 2015 Market Share Main Growth Potential in Mid and High Segments Source: Visteon 2015 6+6 forecast; IHS July 2015 cluster supplier Page 32

Automotive Information Display Market Visteon Key Criteria High Display behind flat/curved lens Touch screen Optical bonding New display technologies (e.g. OLED) Haptics Entry Poke-through display with or without touch No cover lens Graphics processing optional Global Market Revenue Total market: 2015 $2.5B / 2020 $3.8B / CAGR 9% 2015 2020 $2.1 $0.9 $0.4 $2.9 Entry High CAGR -15% CAGR 48% Other 23% Visteon 26% Conti 15% Valeo 3% Marelli 3% Alpine 3% Kyocera 3% Sanyo 4% Innolux 4% Desay 4% Sharp 5% Bosch 7% 2015 Market Share Premium Segment Driving Innovation in Information Displays Source: Internal analysis based on IHS vehicle forecast and SA report on CID standalone/integrated split Page 33

Automotive Head-Up Display Market Visteon Key Criteria Augmented Reality W-HUD TFT, laser, or DLP 10°-12°x 3°-5° FOV Luminance 15kcd/m2 Electrical tilt W-HUD 4°-10°x 1.5°-3° FOV Luminance 10-15kcd/m2 Electrical tilt C-HUD Full color 1.2”, 1.8”, 3.1” TFT 3°-8° x 1.5°-2° FOV Luminance 6-12kcd/m2 Kinematics driven combiner 30 97 SET 9.9s Global Market Revenue Total market: 2015 $0.4B / 2020 $1.2B / CAGR 25% 2015 2020 $0.1 $0.5 $0.3 $0.7 C-HUD CAGR 35% W-HUD CAGR 19% Denso 15% Visteon 6% Conti 19% Bosch 5% Yazaki 3% 2015 Market Share Alps 3% Pioneer 1% Nippon Seiki 47% JVC 1% Volume Growth in C-HUD while Premium Segment Requires W-HUD Page 34

Automotive Audio Market Visteon Key Criteria Display Audio 8” color TFT Capacitive touch 2D graphics CarPlay, Android Auto, CarLife Bluetooth, WiFi, USB Audio Low LCD or silver box AM/FM/digital radio USB, Bluetooth Class AB amp Global Market Revenue Total market: 2015 $6.6B / 2020 $8.4B / CAGR 5% 2015 2020 $3.7 $2.8 2.9 $5.6 Audio Low CAGR -6% Display Audio CAGR 14% Panasonic 20% Harman 9% Conti 9% F-Ten 8% Clarion 7% Visteon 6% Pioneer 6% 2015 Market Share Mobis 4% Delphi 3% Alpine 3% Other 25% Basic Radio Transitioning to Display Audio with Smartphone Integration Page 35

Automotive Infotainment Market Visteon Key Criteria High 10”-12” color LCD with touch 3D graphic OpenGL Multiple user / multiple HMI High-end embedded navigation USB/Bluetooth/WiFi multimedia Cloud apps Mid 8”-10” color LCD with touch 3D graphics OpenGL Embedded navigation USB/Bluetooth multimedia CarPlay, Android Auto, Carlife FOTA Low 7” color LCD with touch Optional embedded navigation USB/Bluetooth multimedia CarPlay, Android Auto, Carlife FOTA Global Market Revenue Total market: 2015 $11.5B / 2020 $16B / CAGR 7% 2015 2020 $0.3 $0.5 $4.0 $5.4 $7.1 $10.1 Entry CAGR 7% Mid CAGR 6% High CAGR 7% Conti 4% Panasonic 3% TomTom 3% Marelli 3% LG 3% Clarion 5% Visteon 3% Aisin 5% Other 13% Mobis 6% 2015 Market Share Ford 6% Denso 7% Harman 13% Mitsubishi 7% Bosch 9% Alpine 10% Mid and Premium Vehicle Segments Drive Infotainment Growth Page 36

Automotive Telematics Market Visteon Key Criteria Wireless Gateway Multiple access and wireless connections Data caching/Adv FOTA Adv. Security and Smart IP Routing TCU Cellular / Bluetooth / Wi-Fi Remote vehicle functions FOTA node / remote diagnostics Internet connectivity / IP router eCall Emergency call E-Call / ERA-Glonass GPS/GNSS Stolen vehicle tracking Back up battery Global Market Revenue Total market: 2015 $1.4B / 2020 $4.3B / CAGR 29% 2015 2020 $0.3 $0.8 $1.1 $2.6 $0.0 $0.6 eCall TCU WG CAGR 27% CAGR 18% CAGR 242% LG 33% Harman 10% Denso 8% Conti 8% Bosch 8% Marelli 4% Visteon 3% F-Ten 2% Peiker 2% Novero 2% Pana-Ficosa 2% Other 18% 2015 Market Share High Penetration Rate Driving Prices Down Dramatically Data Source : Strategy Analytics Metrix / Modified and Tier 1 Market share forecast 2015 Page 37

Advanced Driver Assistance Systems (“ADAS”) and HMI Visteon Integrated Vision ADAS Focus on integrating camera-based safety features in IC and infotainment Rear camera, surround view, forward collision warning and lane departure warning New “driver monitoring” feature for drowsiness detection Integration using SmartCore™ architecture offers significant cost-reduction opportunity New cost-effective night vision capability Next-Gen Human Machine Interface HMI is critical for usability of cockpit electronics systems OEM customers asking for innovation in this domain Gesture support and new voice capabilities are critical technologies Improved display technologies and capabilities to reduce visual distraction Page 38

2015 Guidance Reconciliation Visteon Adjusted EBITDA (Electronics & Corporate Only) (Dollars in Millions) Electronics & Corporate Only 2014 2015 2015 FY Guidance 3rd Qtr YTD 3rd Qtr YTD Low-end High-end Adjusted EBITDA - Electronics & Corp Only $37 $113 $67 $211 $265 $285 Interest expense, net 4 15 2 13 15 15 Provision for income taxes 15 26 10 43 60 60 Depreciation and amortization 21 44 20 61 80 80 Restructuring expense 4 6 3 18 35 35 Loss on debt extinguishment - 23 - 5 5 5 Non-cash, stock-based compensation expense 3 9 2 7 9 9 Equity in net loss of non-consolidated affiliates 2 3 3 4 6 6 Net income attributable to non-controlling interests 5 18 5 17 20 20 Other expense, net 17 31 7 29 40 40 Other (6) (6) (3) - - - Net Income (loss) - Electronics & Corp Only ($28) ($56) $18 $14 ($5) $15 Loss (income) from discontinued operations, net of tax (22) 35 11 (2,194) All other loss (income), net of tax 15 66 2 (55) Net Income (loss) attributable to Visteon ($21) ($157) $5 $2,263 Page 39

2015 Guidance Reconciliation (cont’d) Visteon Free Cash Flow and Adjusted Free Cash Flow (Electronics / Corporate Only) Electronics/ Corp Only Electronics / Corp Only 2014 2015 2015 FY Guidance (Dollars in Millions) 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr 3rd Qtr YTD Low-end High-end Cash from (used by) operating activities ($43) ($8) $7 $83 $39 $12 $66 $84 $162 $150 $180 Less: Capital expenditures 12 21 23 48 104 23 14 26 63 95 95 Free cash flow ($55) ($29) ($16) $35 ($65) ($11) $52 $58 $99 $55 $85 Reconciliations to Adjusted Free Cash Flow Free cash flow ($55) ($29) ($16) $35 ($65) ($11) $52 $58 $99 $55 $85 Exclude: Restructuring / transformation-related payments 13 13 21 33 80 17 5 25 47 80 80 Adjusted free cash flow ($42) ($16) $5 $68 $15 $6 $57 $83 $146 $135 $165 Page 40

Restructuring / Integration Update

- We expect to incur restructuring / integration cash outflows for Electronics and Corporate of $80 million in 2015 and $55 million in 2016
  - All cash payments relate to expenses that are excluded from adjusted EBITDA
- We also expect to incur $364 million in cash outflows related to our former Climate and Interiors product groups
  - Largest payment of $180 million relates to our legacy European Interiors facility
  - $53 million related to IT costs to facilitate the HVCC transition
  - $50 million related to the purchase of the Halla India Electronics facility
  - Other costs related to labor payment, taxes, professional fees, and other charges
- We also expect to receive an additional $200-$300 million net cash inflow (approximately $375 million refund offset by $75-$175 million of estimated U.S. taxes) sometime in the next five years associated with the anticipated successful outcome of our Korean withholding tax refund claim relating to the HVCC transaction

Restructuring / IT Transformation / Pro Fees / Integration Cash Payments

	2015					
	Actual	Estimated		2016	2015-16	Memo:
(Dollars in Millions)	Q3 YTD	Q4	Full Year	Estimated	Total	Future Inflow
Electronics / Corporate Cash Payments						
Restructuring Cash Payments	$20	$15	$35	$45	$80	-
IT Decentralization / Pro Fees / Integration	27	18	45	10	55	-
Total	$47	$33	$80	$55	$135	-
Climate / Interiors Cash Payments						
Payments Related to Interiors Facility Sale	-	$146	$146	$34	$180	-
IT - Costs to Facilitate HVCC Transition	8	10	18	35	53	-
Halla India Electronics Facility (1)	-	-	-	50	50	-
HVCC Labor Payment	30	-	30	-	30	-
Jinqiao Disposition Tax (2)	9	-	9	-	9	-
Net Korea Withholding Tax Recovery	-	-	-	-	-	$200-300
Other - Including Pro Fees / Restructuring / Additional IT Costs	32	7	39	3	42	-
Total	$79	$163	$242	$122	$364	$200-300

(1) Visteon agreed to terms to purchase this facility shortly before closing the HVCC transaction. As Visteon has effective control, it will continue to consolidate its financials but the purchase will take place in early 2016.
(2) Proceeds of $91 million from the Jinqiao disposition are included in Cash from Investing Activities.

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Visteon
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